UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2011

PRE-PAID LEGAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-09293	73-1016728

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation or organization)

One Pre-Paid Way
Ada, Oklahoma 74820
Telephone: (580) 436-1234

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 30, 2011, Pre-Paid Legal Services, Inc. issued a press release announcing the completion of the merger of Pre-Paid Legal Services, Inc. with an affiliate of MidOcean Partners. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Pre-Paid Legal Services, Inc. press release, dated June 30, 2011

This Form 8-K and the attached Exhibit are furnished to comply with Item 7.01 and Item 9.01 of Form 8-K. Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: June 30, 2011

PRE-PAID LEGAL SERVICES, INC.
(Registrant)

By:	/s/ Kathleen S. Pinson
Name: Kathleen S. Pinson
Title: Secretary

INDEX OF EXHIBITS

Exhibit No.
99.1 Pre-Paid Legal Services, Inc. press release, dated June 30, 2011